                                                                EXHIBIT 23.3


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this Form S-3 Registration Statement of our reports dated July 7, 1994 included in Platinum Software Corporation's Form 10-K for the year ended June 30, 1995 and to all references to our Firm included in this Registration Statement.



                                                [SIG]

                                                ARTHUR ANDERSEN LLP


San Jose, California
June 13, 1996